UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2018

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2018 Annual Meeting of the stockholders of AT&T Inc. was held on April 27, 2018, in Dallas, Texas. Stockholders representing 5,022,976,621 shares, or 81.75%, of the 6,144,290,092 common shares outstanding as of the February 27, 2018, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:

Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	3,281,108,974	95.70	147,290,069	4.30	32,461,321	1,562,103,986

Samuel A. Di Piazza, Jr.	3,388,605,046	98.58	48,748,709	1.42	23,502,924	1,562,103,986

Richard W. Fisher	3,399,965,939	98.91	37,431,858	1.09	23,460,773	1,562,103,986

Scott T. Ford	3,334,418,629	97.01	102,766,546	2.99	23,668,144	1,562,103,986

Glenn H. Hutchins	3,402,663,398	98.99	34,593,291	1.01	23,603,777	1,562,103,986

William E. Kennard	3,381,947,336	98.39	55,481,382	1.61	23,422,638	1,562,103,986

Michael B. McCallister	3,341,989,824	97.24	95,021,974	2.76	23,836,530	1,562,103,986

Beth E. Mooney	3,405,728,857	99.04	33,180,015	0.96	21,937,399	1,562,103,986

Joyce M. Roché	3,240,994,788	94.26	197,262,721	5.74	22,587,497	1,562,103,986

Matthew K. Rose	3,329,089,204	96.86	107,887,077	3.14	23,872,795	1,562,103,986

Cynthia B. Taylor	3,386,584,263	98.48	52,132,865	1.52	22,151,758	1,562,103,986

Laura D'Andrea Tyson	3,311,427,574	96.29	127,457,186	3.71	21,982,030	1,562,103,986

Geoffrey Y. Yang	3,333,723,861	97.00	102,931,902	3.00	24,214,846	1,562,103,986

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors, the approval of the Stock Purchase and Deferral Plan, and the approval of the 2018 Incentive Plan each received the affirmative vote of a majority of the votes cast and were passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors	4,862,139,068	97.37	131,166,133	2.63	29,626,802	NA

Advisory approval of executive compensation	3,075,975,652	90.14	336,478,570	9.86	48,399,129	1,562,103,986

Approve Stock Purchase and Deferral Plan	3,303,297,093	96.58	117,087,483	3.42	40,469,328	1,562,103,986

Approve 2018 Incentive Plan	3,132,002,849	91.72	282,564,411	8.28	46,298,795	1,562,103,986

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.

Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Prepare Lobbying Report	1,134,759,389	34.26	2,177,021,737	65.74	149,013,571	1,562,103,986

Modify Proxy Access Requirements	972,206,565	28.61	2,425,409,446	71.39	63,170,045	1,562,103,986

Independent Chair	1,295,124,220	37.99	2,114,175,799	62.01	51,527,822	1,562,103,986

Reduce Vote Required for Written Consent	1,315,811,096	38.70	2,083,805,024	61.30	61,209,069	1,562,103,986

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: May 1, 2018	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President – Assistant General Counsel and Secretary